Exhibit 10.6

                                 IA GLOBAL, INC.


                             AUDIT COMMITTEE CHARTER




                          LAST REVIEWED AND ACCEPTED ON


                                  JULY 10, 2004

                            _________________________


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                                 IA GLOBAL, INC.
                             AUDIT COMMITTEE CHARTER
________________________________________________________________________________

1.0 PREAMBLE

The Board of Directors of this corporation has formed an audit committee to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee. These guidelines contemplate the involvement of the outside counsel and where appropriate the involvement of the full Board of Directors.

2.0 ORGANIZATION AND INDEPENDANCE

         2.1 Independent Audit Committee
         -------------------------------
         The Board of Directors shall designate an Audit Committee, which shall be composed of at least three directors, all of whom must be independent directors.

         To be considered independent the member, and the compensation received by such member, must satisfy the requirements of all applicable laws and regulations relative to audit committee independence, including without limitation those of the New York Stock Exchange, American Stock Exchange, and the SEC, as determined by the Board. See Schedule A for an outline of current guidelines.

         2.2 Financial Qualifications
         ----------------------------
         Members shall have accounting expertise as may be required by law or by the regulations of the SEC or the American Stock Exchange, as the Board of Directors interprets such qualification in its business judgment. See Schedule B for an outline of current guidelines.

         2.3 Requirements of the New York Stock Exchange
         -----------------------------------------------
         It is the intention of the Board that the Committee shall satisfy the requirements and standards set forth in the rules of the New York Stock Exchange and American Stock Exchange applicable to audit committees.

3.0 THE COMMITTEE'S PURPOSES

         The Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the company and its stockholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the company, including the company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the company's internal audit function and independent auditors, and the preparation of the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

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         It is not the role of the Committee to plan or conduct audits, to guarantee the accuracy or quality of the company's financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, the independent auditors and internal auditors. It is the responsibility of the Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditors, and the financial management of the company.

         The Board and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor.

         The outside auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the stockholders.

4.0 THE COMMITTEE'S RESPONSIBILITIES

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

         4.1 Appointment of the Independent Auditors
         -------------------------------------------
         To the extent required by applicable law or regulation: (i) the Committee will be directly responsible for the appointment, compensation and oversight of the independent auditors (including the resolution of any disagreements between management and the independent auditors regarding financial reporting), (ii) the independent auditors shall report directly to the Committee, (iii) the Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Committee shall approve in advance all non-audit services performed by the independent auditors, and (v) all non-audit services to be performed by the independent auditors shall be disclosed.

         The Auditor's engagement letter should define the nature and scope of audit engagement and provide a contract for professional services of the auditing firm.

         The Committee may delegate to one or more members of the committee who are independent directors the authority to grant pre-approvals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Committee at the next scheduled meeting of the committee. The independent auditors may not perform for the company any services that are prohibited by law or regulation. The foregoing requirements do not preclude the committee from obtaining the input of management, but these responsibilities may not be delegated to management. The Board of Directors and management may communicate with the independent auditors at any time they deem it appropriate.

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         4.2 Annual Statement from the Independent Auditors
         --------------------------------------------------
         The Committee is responsible for obtaining from the independent auditors at least annually, a formal written statement delineating all relationships between the auditors and the company. The Committee shall be responsible for conferring with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditors.

         To the extent required by law or regulation, the annual statement also shall describe: (i) the firm's internal quality control procedures,
         (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

         The Committee will comply with all relevant laws and regulations relative to (i) rotation of independent auditors or independent audit personnel and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, chief accounting officer or equivalent officer of the company.

         4.3 Risk Assessment and Accounting Controls
         -------------------------------------------
         The Committee will review with the independent auditors, the company's internal auditor, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the company, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         The Committee will establish, implement and conduct an annual review of the procedures for (i) the receipt, retention and treatment of complaints received by the company regarding accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

         4.4 The Annual Audit
         --------------------
         The Committee will meet with the independent auditors and financial management of the company to review the scope of the proposed audit plan for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         The Committee will regularly review with the independent auditors any audit problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of the independent auditors activities or on access to requested information, and any significant disagreements with management, and management's response.

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         In that regard, no officer or director of the company, or any other person acting under the direction thereof, shall violate any law or regulation that prohibits fraudulently influencing, coercing, manipulating, or misleading any independent auditor engaged in the performance of an audit of the financial statements of the company for the purpose of rendering such financial statements materially misleading.

         In connection with the annual audit, the audit committee shall:

         o Ascertain any disagreements among audit personnel or between audit personnel and company management.

         o Review corporate accounting policies and practices regarding:

            o  Revenue recognition;

            o  Reserving;

            o  Asset capitalization; and

            o Extraordinary charges or write-offs.

         o Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and the accounting policies are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

         4.5 Hiring Policies
         -------------------
         The Committee will set clear hiring policies for employees or former employees of the independent auditors.

         4.6 The Internal Audit Function
         -------------------------------
         The company will maintain an internal audit function. The Committee will review the internal audit function of the company, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Committee will receive as necessary notification of material adverse findings from internal audits and a progress report on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan.

         4.7 Earnings Releases
         ---------------------
         The Committee will discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, though this may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Committee need not discuss in advance each earnings release or each instance in which the company may provide earnings guidance.

         4.8 Review of Financial Statements
         ----------------------------------
         The Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements,

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         including a discussion of all matters relevant thereto that are required to be discussed under any applicable law or regulation or that the Committee otherwise considers it desirable to discuss. In addition the independent auditors must timely report to the Committee on all matters that are required to be reported under any applicable law or regulation or that the independent auditors otherwise consider it desirable to report.

         Each report that contains financial statements (including annual and quarterly reports), and that is required to be prepared in accordance with (or reconciled to) generally accepted accounting principles and filed with the SEC, shall reflect or disclose all information required to be reflected or disclosed under any applicable law or regulation, and in a manner in accordance with such law or regulation.

         4.9 Separate Meetings
         ---------------------
         Periodically, the Committee shall meet separately with management, with the internal auditor, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors evaluation of the company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

         4.10 Quarterly Review
         ---------------------
         Prior to the filing of the Form 10-Q and prior to the public announcement of the company's quarterly results, the auditor will discuss with the audit committee, or at least its chairman, and a representative of financial management, in person, or by telephone conference call, the matters regarding the Review, including significant adjustments, significant new accounting policies, and disagreements with management.

         The audit committee will take steps to assure that prior to filing interim financial statements included in quarterly reports on Form 10-Q, that the interim financial statements have been reviewed by an independent public accountant using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards, as may be modified or supplemented by the Commission. If, in any filing, the company states that interim financial statements have been reviewed by an independent public accountant, a report of the accountant on the review must be filed with the interim financial statements. Interim financial statements shall include a balance sheet as of the end of the issuer's most recent fiscal quarter and income statements and statements of cash flows for the interim period up to the date of such balance sheet and the comparable period of the preceding fiscal year.

         4.11 Proxy Report
         -----------------
         The audit committee shall prepare a report in connection with the company's annual proxy statement providing all of the information required by Item 306 of Regulation S-K (17 CFR 229.306), specifically, stating that;

                  (a) The audit committee has reviewed and discussed the audited financial statements with management;

                  (b) The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

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                  (c) The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

                  (d) Based on the review and discussions referred to in paragraphs(a) through (c) of this Item, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K.

         In connection with the audit committee's statement in the annual proxy statement, the following information shall also be supplied:

                  (a) The name of each member of the company's audit committee must appear below the disclosure required by this Item.

                  (b) a copy of the written charter, as an appendix to the proxy statement, unless a copy has been included as an appendix to the proxy statement within the registrant's past three fiscal years.

         In addition to the foregoing, the annual proxy statement shall disclose whether or not the members of the audit committee are independent, and if any member of the committee is not independent (pursuant to Section II, above) the reason for the Board's determination to include such non-independent audit committee member.

         4.12 Succession Planning
         ------------------------
         The Committee will review accounting and financial staffing and succession planning within the company as necessary.

         4.13 Reporting to the Board
         ---------------------------
         The Committee will review the matters discussed at each Committee meeting with the Board of Directors. The Committee should review with the full board any issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, or the performance of the internal audit function.

         4.14 Investigations
         -------------------
         The Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the company's financial statements or accounting policies. The company will follow all provisions of law or regulation that prohibit discipline of or discrimination against employees who

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         report what they reasonably believe to be violations of any law, rule or regulation applicable to the company.

         4.15 Ethics Policy Compliance
         -----------------------------
         The Committee will review compliance with the company's Ethics Policy annually. To the extent required by applicable laws or regulations:

         o the Ethics Policy will continue to be applicable to senior financial officers of the company, including its principal financial officer, and its controller or principal accounting officer, and to persons performing similar functions;

         o the company immediately shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Ethics Policy for such senior financial officers;

         o the company's Ethics Policy shall continue to include such standards as are reasonably necessary to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the company; and (3) compliance with applicable governmental laws and regulations.

         4.16 Legal Compliance
         ---------------------
         The Committee will review compliance with the company's legal compliance policy annually. The Committee will discuss with the company's Legal Counsel legal matters that may have a material impact on the company' financial statements or compliance policies.

         4.17 Review of the Committee Charter
         ------------------------------------
         The Committee will review the Audit Committee charter annually and include it in the company's proxy statement as required by applicable law or regulation.

         4.18 Outside Advisors
         ---------------------
         The Committee may obtain advice and assistance from outside legal, accounting or other advisors as it deems appropriate. It may retain these advisors without seeking board approval. The company will provide appropriate funding, as determined by the Committee, for payment of the compensation of the independent auditors and to any advisors engaged by the Committee.

5.0 INTERNAL AUDITORS

         5.1. Audit Staff Qualifications.
         --------------------------------
         The audit committee shall:

         o Review background of internal auditing directors and groups and confer with outside auditor regarding competence of internal audit staff.

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         o  Ascertain internal audit staff's participation in programs of the
            Institute of Internal Auditors or other professional societies.

         5.2 Audit Function
         ------------------
         The audit committee shall also:

         o Review internal audit charter or plan.

         o Review internal audit reporting responsibilities.

         5.3 Internal Audit Review
         -------------------------

         o Review internal audit staff work to ensure proper planning, supervision and review.

         o Review reports regarding compliance audits, operational audits, financial audits.

         o Review reports on internal accounting and administrative controls, to determine objectivity of recommendations.

         o Ascertain implementation of prior years' audit recommendations.

         o Ascertain any management disagreements with internal auditors.

         o Review audit staff relationship and interaction with other departments and outside auditors.

6.0 REPORTING

         The Committee will prepare and, through its Chair, submit periodic reports of the Committee's work and findings to the Board of Directors. Said report will contain recommendations for Board actions when appropriate. Specifically, mention should be made of:

         o  the audit committee's function and responsibilities;

         o a chronological review of committee's activities, particularly auditing and accounting cycle activities;

         o a summary of the committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the auditor's report.

         o  attach critical audit reports and management letters.

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7.0 ANNUAL PERFORMANCE REVIEW

         The Committee shall develop and conduct, at least annually, an assessment of the Committee's performance on a continuing basis, individually and collectively.

________________________________________________________________________________


Most recently presented and reviewed by full Board of Directors on July 10, 2004
                                                                   -------------


Confirmed by Audit Committee Members


         Eric La Cara                    /s/ Eric La Cara
         (Chairman Audit Committee)      --------------------------


         Raymond Christinson             /s/ Raymond Christinson
                                         --------------------------


         Jun Kumamoto                    /s/ Jun Kumamoto
                                         --------------------------


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                                   SCHEDULE A

                       GUIDELINES ON INDEPENDENT DIRECTORS
                       -----------------------------------


INDEPENDENCE: "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

         (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

         (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

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                                   SCHEDULE B

                        GUIDELINES ON FINANCIAL LITERACY
                        --------------------------------


The audit committee shall be comprised of a minimum of three directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Notwithstanding the above, the members of the Committee shall have financial literacy, as signified by the ability to read and understand financial statements, including a company's balance sheet, income statement, and cash flow statement.

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